SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 19, 2003


                             1st State Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Virginia                       0-25859                  56-2130744
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



445 S. Main Street, Burlington, North Carolina                        27215
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE
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     On March 19, 2003, 1st State Bancorp,  Inc. (the  "Corporation")  announced that the Board of Directors increased the quarterly cash dividend rate by 2 cents per share, or 25%, from 8 cents per share to 10 cents per share, beginning with the cash dividend for the quarter ended March 31, 2003. The Corporation also announced that the cash dividend for the quarter ended March 31, 2003 is payable on May 9, 2003 to shareholders of record as of April 15, 2003.

     Further information regarding the dividend is set forth in a press release dated March 19, 2003, attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           Exhibit 99.1             Press Release dated March 19, 2003

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        1st STATE BANCORP, INC.



Date:    March 19, 2003                 By:/s/ James C. McGill
                                           ---------------------------------
                                           James C. McGill
                                           President and Chief Executive Officer